Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
as of December 31, 2021

Name	Jurisdiction of Organization
Aberdeen Dialysis, LLC	Delaware
Accountable Kidney Care, LLC	Delaware
Ahern Dialysis, LLC	Delaware
AI Care Insights, LLC	Delaware
Alenes Dialysis, LLC	Delaware
American Fork Dialysis, LLC	Delaware
American Medical Insurance, Inc.	Arizona
Amity Dialysis, LLC	Delaware
Animas Dialysis, LLC	Delaware
Arcadia Gardens Dialysis, LLC	Delaware
Artesia Dialysis, LLC	Delaware
Attell Dialysis, LLC	Delaware
Austin Dialysis Centers, L.P.	Delaware
Bainbridge Dialysis, LLC	Delaware
Bannon Dialysis, LLC	Delaware
Barnell Dialysis, LLC	Delaware
Barrons Dialysis, LLC	Delaware
Barton Dialysis, LLC	Delaware
Basin Dialysis, LLC	Delaware
Bastrop Dialysis, LLC	Delaware
Bayonne Renal Center, LLC	Delaware
Bayshore Dialysis, LLC	Delaware
Beacon Dialysis, LLC	Delaware
Bedell Dialysis, LLC	Delaware
Bellevue Dialysis, LLC	Delaware
Bemity Dialysis, LLC	Delaware
Beverly Dialysis, LLC	Delaware
Birch Dialysis, LLC	Ohio
Bladon Dialysis, LLC	Delaware
Blanco Dialysis, LLC	Delaware
Bliss Dialysis, LLC	Delaware
Bluegrass Dialysis, LLC	Delaware
Bogachiel Dialysis, LLC	Delaware
Bohama Dialysis, LLC	Delaware
Bothwell Dialysis, LLC	Delaware
Bottle Dialysis, LLC	Delaware
Bowan Dialysis, LLC	Delaware
Brache Dialysis, LLC	Delaware
Braddock Dialysis, LLC	Delaware
Braden Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Branbur Dialysis, LLC	Delaware
Bretton Dialysis, LLC	Delaware
Bridges Dialysis, LLC	Delaware
Brook Dialysis, LLC	Delaware
Brooksprings Dialysis, LLC	Delaware
Brownsville Kidney Center, Ltd.	Texas
Brownwood Dialysis, LLC	Delaware
Brule Dialysis, LLC	Delaware
Bruno Dialysis, LLC	Delaware
Buckhorn Dialysis, LLC	Delaware
Buford Dialysis, LLC	Delaware
Bullards Dialysis, LLC	Delaware
Bullock Dialysis, LLC	Delaware
Burman Dialysis, LLC	Delaware
Butano Dialysis, LLC	Delaware
Cagles Dialysis, LLC	Delaware
Cahaba Dialysis, LLC	Delaware
Campton Dialysis, LLC	Delaware
Canyon Dialysis, LLC	Delaware
Canyon Springs Dialysis, LLC	Delaware
Capes Dialysis, LLC	Delaware
Capital Dialysis Partnership	California
Capron Dialysis, LLC	Delaware
Carlsbad Dialysis, LLC	Delaware
Carlton Dialysis, LLC	U.S. Virgin Islands
Carroll County Dialysis Facility Limited Partnership	Maryland
Carroll County Dialysis Facility, Inc.	Maryland
Cascades Dialysis, LLC	Delaware
Caverns Dialysis, LLC	Delaware
Cedar Dialysis, LLC	Delaware
Centennial LV, LLC	Delaware
Central Carolina Dialysis Centers, LLC	Delaware
Central Georgia Dialysis, LLC	Delaware
Central Iowa Dialysis Partners, LLC	Delaware
Central Kentucky Dialysis Centers, LLC	Delaware
Cerito Dialysis Partners, LLC	Delaware
Chaffee Dialysis, LLC	Delaware
Channel Dialysis, LLC	Delaware
Chantry Dialysis, LLC	Delaware
Cheraw Dialysis, LLC	Delaware
Chipeta Dialysis, LLC	Delaware
Chouteau Dialysis, LLC	Delaware
Churchill Dialysis, LLC	Delaware
Cimarron Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Cinco Rios Dialysis, LLC	Delaware
Clark Dialysis, LLC	Delaware
Clayton Dialysis, LLC	Delaware
Clinica Central do Bonfim S.A.	Portugal
Clinton Township Dialysis, LLC	Delaware
Clover Dialysis, LLC	Delaware
Clyfee Dialysis, LLC	Delaware
Coast Dialysis, LLC	Delaware
Cobbles Dialysis, LLC	Delaware
Columbus-RNA-DaVita, LLC	Delaware
Commerce Township Dialysis Center, LLC	Delaware
Conconully Dialysis, LLC	Delaware
Continental Dialysis Center of Springfield-Fairfax, Inc.	Virginia
Continental Dialysis Centers, Inc.	Virginia
Coral Dialysis, LLC	Delaware
Couer Dialysis, LLC	Delaware
Court Dialysis, LLC	Delaware
Cowell Dialysis, LLC	Delaware
Creek Dialysis, LLC	Delaware
Crossings Dialysis, LLC	Delaware
Crystals Dialysis, LLC	Delaware
Cuivre Dialysis, LLC	Delaware
Culbert Dialysis, LLC	Delaware
Curecanti Dialysis, LLC	Delaware
Dale Dialysis, LLC	Delaware
Dallas-Fort Worth Nephrology, L.P.	Delaware
Damon Dialysis, LLC	Delaware
DaVita - Riverside II, LLC	Delaware
DaVita - Riverside, LLC	Delaware
DaVita - West, LLC	Delaware
DaVita Águas Claras Serviços de Nefrologia Ltda.	Brazil
DaVita APAC Holding B.V.	Netherlands
DaVita Brasil Participações e Serviços de Nefrologia Ltda.	Brazil
DaVita Care (Saudi Arabia)	Saudi Arabia
DaVita Ceilândia Serviços de Nefrologia Ltda.	Brazil
DaVita Dakota Dialysis Center, LLC	Delaware
DaVita Deutschland AG	Germany
DaVita Deutschland Beteiligungs GmbH & Co. KG	Germany
DaVita Deutschland Verwaltungs GmbH	Germany
DaVita El Paso East, L.P.	Delaware
DaVita Germany GmbH	Germany
DaVita HealthCare Brasil Serviços Médicos Ltda.	Brazil
DaVita International Limited	United Kingdom
DaVita Kidney Care Contracting, LLC	Delaware

Name - Continued	Jurisdiction of Organization
DaVita Nefromed Serviços de Nefrologia Ltda.	Brazil
DaVita Nephron Care Serviços de Nefrologia Ltda.	Brazil
DaVita of New York, Inc.	New York
DaVita S.A.S.	Colombia
DaVita Serviços de Nefrologia Asa Sul Ltda.	Brazil
DaVita Serviços de Nefrologia Cuiabá Ltda.	Brazil
DaVita Serviços de Nefrologia Lagoa Nova Ltda.	Brazil
DaVita Serviços de Nefrologia Pacini Ltda.	Brazil
DaVita Serviços de Nefrologia Taubaté Ltda.	Brazil
DaVita Sp. z o.o.	Poland
DaVita Sud-Niedersachsen GmbH	Germany
DaVita Tratamento Renal Participações Ltda.	Brazil
DaVita UK Limited	United Kingdom
DaVita UTR Serviços de Nefrologia Ltda.	Brazil
DaVita VillageHealth, Inc.	Delaware
Dawson Dialysis, LLC	Delaware
DC Healthcare International, Inc.	Delaware
Deowee Dialysis, LLC	Delaware
DeSoto Dialysis, LLC	Delaware
DiaCare AG	Switzerland
Dialysis Holdings, Inc.	Delaware
Dialysis of Des Moines, LLC	Delaware
Dialysis of Northern Illinois, LLC	Delaware
Dialysis Specialists of Dallas, Inc.	Texas
Dighton Dialysis, LLC	Delaware
DNP Management Company, LLC	Delaware
Dolores Dialysis, LLC	Delaware
Dome Dialysis, LLC	Delaware
Dorchester Dialysis, LLC	Delaware
Doves Dialysis, LLC	Delaware
DPS CKD, LLC	Delaware
Dresher Dialysis, LLC	Delaware
Durango Dialysis Center, LLC	Delaware
DV Care Netherlands B.V.	Netherlands
DV Care Netherlands B.V. Arabia Medical	Saudi Arabia
DV Care Netherlands C.V.	Netherlands
DVA Healthcare - Southwest Ohio, LLC	Tennessee
DVA Healthcare of Maryland, LLC	Maryland
DVA Healthcare of Massachusetts, Inc.	Massachusetts
DVA Healthcare of New London, LLC	Tennessee
DVA Healthcare of Norwich, LLC	Tennessee
DVA Healthcare of Pennsylvania, LLC	Pennsylvania
DVA Healthcare of Tuscaloosa, LLC	Tennessee
DVA Healthcare Renal Care, Inc.	Nevada

Name - Continued	Jurisdiction of Organization
DVA Holdings Pte. Ltd.	Singapore
DVA Laboratory Services, Inc.	Florida
DVA of New York, Inc.	New York
DVA Renal Healthcare, Inc.	Tennessee
Dworsher Dialysis, LLC	Delaware
East End Dialysis Center, Inc.	Virginia
East Ft. Lauderdale, LLC	Delaware
East Houston Kidney Center, L.P.	Delaware
East Oaks Dialysis, LLC	Delaware
Ebrea Dialysis, LLC	Delaware
Edisto Dialysis, LLC	Delaware
Eldrist Dialysis, LLC	Delaware
Elgin Dialysis, LLC	Delaware
Elk Grove Dialysis Center, LLC	Delaware
Empire State DC, Inc.	New York
Etowah Dialysis, LLC	Delaware
Ettleton Dialysis, LLC	Delaware
Eufaula Dialysis, LLC	Delaware
EURODIAL - Centro de Nefrologia e Dialise de Leiria S.A.	Portugal
Falcon, LLC	Delaware
Fanthorp Dialysis, LLC	Delaware
Federal Way Assurance, Inc.	Colorado
Ferne Dialysis, LLC	Delaware
Fields Dialysis, LLC	Delaware
Five Star Dialysis, LLC	Delaware
Fjords Dialysis, LLC	Delaware
Flagler Dialysis, LLC	Delaware
Flamingo Park Kidney Center, Inc.	Florida
Forester Dialysis, LLC	Delaware
Freehold Artificial Kidney Center, L.L.C.	New Jersey
Freeman Dialysis, LLC	Delaware
Fremont Dialysis, LLC	Delaware
Frierton Dialysis, LLC	Delaware
Frontier Dialysis, LLC	Delaware
Fullerton Dialysis Center, LLC	Delaware
Ganchis Dialysis, LLC	Delaware
Ganois Dialysis, LLC	Delaware
Gansett Dialysis, LLC	Delaware
Garner Dialysis, LLC	Delaware
Garrett Dialysis, LLC	Delaware
Garson Dialysis, LLC	Delaware
Gate Dialysis, LLC	Delaware
Gaviota Dialysis, LLC	Delaware
GDC International, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Gebhard Dialysis, LLC	Delaware
Genesis KC Development, LLC	Delaware
Geyser Dialysis, LLC	Delaware
Gilwards Dialysis, LLC	Delaware
GiveLife Dialysis, LLC	Delaware
Glassland Dialysis, LLC	Delaware
Glosser Dialysis, LLC	Delaware
Goldendale Dialysis, LLC	Delaware
Goliad Dialysis, LLC	Delaware
Grand Home Dialysis, LLC	Delaware
Great Dialysis, LLC	Delaware
Greater Las Vegas Dialysis, LLC	Delaware
Greater Los Angeles Dialysis Centers, LLC	Delaware
Green Country Dialysis, LLC	Delaware
Green Desert Dialysis, LLC	Delaware
Griffin Dialysis, LLC	Delaware
Hanford Dialysis, LLC	Delaware
Harmony Dialysis, LLC	Delaware
Harpett Dialysis, LLC	Delaware
Hart Dialysis, LLC	Delaware
Hawn Dialysis, LLC	Delaware
Hazelton Dialysis, LLC	Delaware
Hegan Dialysis, LLC	Delaware
Helmer Dialysis, LLC	Delaware
Hennepin Dialysis, LLC	Delaware
Hewett Dialysis, LLC	Delaware
Heyburn Dialysis, LLC	Delaware
Hightower Dialysis, LLC	Delaware
Holten Dialysis, LLC	Delaware
Home Kidney Care, LLC	Delaware
Honey Dialysis, LLC	Delaware
Honeyman Dialysis, LLC	Delaware
Hopkinton Dialysis, LLC	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware
Hugo Dialysis, LLC	Delaware
Hummer Dialysis, LLC	Delaware
Hunter Dialysis, LLC	Delaware
Huntington Artificial Kidney Center, Ltd.	New York
Huntington Park Dialysis, LLC	Delaware
Hyattsville Dialysis, LLC	Delaware
Hyde Dialysis, LLC	Delaware
IDC -International Dialysis Centers, Lda	Portugal
IDC Mafra - International Dialysis Centers, LDA	Portugal
Iroquois Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
ISD Buffalo Grove, LLC	Delaware
ISD Corpus Christi, LLC	Delaware
ISD I Holding Company, Inc.	Delaware
ISD II Holding Company, Inc.	Delaware
ISD Las Vegas, LLC	Delaware
ISD Renal, Inc.	Delaware
ISD Schaumburg, LLC	Delaware
ISD Spring Valley, LLC	Delaware
ISD Summit Renal Care, LLC	Ohio
Jacinto Dialysis, LLC	Delaware
Jericho Dialysis, LLC	Delaware
Kadden Dialysis, LLC	Delaware
Kamiah Dialysis, LLC	Delaware
Kanika Dialysis, LLC	Delaware
Kavett Dialysis, LLC	Delaware
Kearn Dialysis, LLC	Delaware
Kenai Dialysis, LLC	Delaware
Kerricher Dialysis, LLC	Delaware
Kershaw Dialysis, LLC	Delaware
Kidney Home Center, LLC	Delaware
Kimball Dialysis, LLC	Delaware
Kingston Dialysis, LLC	Delaware
Kinnick Dialysis, LLC	Delaware
Kinswa Dialysis, LLC	Delaware
Kinter Dialysis, LLC	Delaware
Kiowa Dialysis, LLC	Delaware
Knickerbocker Dialysis, Inc.	New York
Knotts Dialysis, LLC	Delaware
Kobuk Dialysis, LLC	Delaware
Lakeshore Dialysis, LLC	Delaware
Landing Dialysis, LLC	Delaware
Landor Dialysis, LLC	Delaware
Lantell Dialysis, LLC	Delaware
Lassen Dialysis, LLC	Delaware
Latrobe Dialysis, LLC	Delaware
Leasburg Dialysis, LLC	Delaware
Leawood Dialysis, LLC	Delaware
Lees Dialysis, LLC	Delaware
Legare Development LLC	Delaware
Liberty RC, Inc.	New York
Lighthouse Dialysis, LLC	Delaware
Limon Dialysis, LLC	Delaware
Lincoln Park Dialysis Services, Inc.	Illinois
Lincolnton Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Little Rock Dialysis Centers, LLC	Delaware
Livingston Dialysis, LLC	Delaware
Llano Dialysis, LLC	Delaware
Lockhart Dialysis, LLC	Delaware
Lofield Dialysis, LLC	Delaware
Logoley Dialysis, LLC	Delaware
Lone Dialysis, LLC	Delaware
Long Beach Dialysis Center, LLC	Delaware
Lord Baltimore Dialysis, LLC	Delaware
Loup Dialysis, LLC	Delaware
Lourdes Dialysis, LLC	Delaware
Lyndale Dialysis, LLC	Delaware
Macab Dialysis, LLC	Delaware
Madigan Dialysis, LLC	Delaware
Magney Dialysis, LLC	Delaware
Magnolia Dialysis, LLC	Delaware
Mahoney Dialysis, LLC	Delaware
Makonee Dialysis, LLC	Delaware
Mammoth Dialysis, LLC	Delaware
Manzano Dialysis, LLC	Delaware
Maple Grove Dialysis, LLC	Delaware
Marlton Dialysis Center, LLC	Delaware
Marseille Dialysis, LLC	Delaware
Martin Dialysis, LLC	Delaware
Marysville Dialysis Center, LLC	Delaware
Mashero Dialysis, LLC	Delaware
Mason-Dixon Dialysis Facilities, Inc.	Maryland
Mautino Dialysis, LLC	Delaware
Mazonia Dialysis, LLC	Delaware
Meadows Dialysis, LLC	Delaware
MedSleuth, Inc.	California
Mellen Dialysis, LLC	Delaware
Melnea Dialysis, LLC	Delaware
Memorial Dialysis Center, L.P.	Delaware
Mendocino Dialysis, LLC	Delaware
Meridian Dialysis, LLC	Delaware
Mermet Dialysis, LLC	Delaware
Milltown Dialysis, LLC	Delaware
Milo Dialysis, LLC	Delaware
Minam Dialysis, LLC	Delaware
Minneopa Dialysis, LLC	Delaware
Monad Dialysis, LLC	Delaware
Monett Dialysis, LLC	Delaware
Morro Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Mountain West Dialysis Services, LLC	Delaware
Mulgee Dialysis, LLC	Delaware
MVZ DaVita Alzey GmbH	Germany
MVZ DaVita Aurich GmbH	Germany
MVZ DaVita Bad Aibling GmbH	Germany
MVZ DaVita Bad Düben GmbH	Germany
MVZ DaVita Dillenburg GmbH	Germany
MVZ DaVita Dinkelsbühl GmbH	Germany
MVZ DaVita Dormagen GmbH	Germany
MVZ DaVita Duisburg GmbH	Germany
MVZ DaVita Elsterland GmbH	Germany
MVZ DaVita Emden GmbH	Germany
MVZ DaVita Falkensee GmbH	Germany
MVZ DaVita Geilenkirchen GmbH	Germany
MVZ DaVita Gera GmbH	Germany
MVZ DaVita Hannover Linden GmbH	Germany
MVZ DaVita Iserlohn GmbH	Germany
MVZ DaVita Mönchengladbach GmbH	Germany
MVZ DaVita Neuss GmbH	Germany
MVZ DaVita Niederrhein GmbH	Germany
MVZ DaVita Nierenzentrum Aachen Alsdorf GmbH	Germany
MVZ DaVita Nierenzentrum Berlin-Britz GmbH	Germany
MVZ DaVita Nierenzentrum Hamm-Ahlen GmbH	Germany
MVZ DaVita Prenzlau-Pasewalk GmbH	Germany
MVZ DaVita Rhein-Ahr GmbH	Germany
MVZ DaVita Rhein-Ruhr GmbH	Germany
MVZ DaVita Salzgitter-Seesen GmbH	Germany
MVZ DaVita Schwalm-Eder GmbH	Germany
MVZ DaVita Viersen GmbH	Germany
Myrtle Dialysis, LLC	Delaware
Nansen Dialysis, LLC	Delaware
Natomas Dialysis, LLC	Delaware
Nauvue Dialysis, LLC	Delaware
Navarro Dialysis, LLC	Delaware
Navin Dialysis, LLC	Delaware
Neoporte Dialysis, LLC	Delaware
Nephrology Care Alliance, LLC	Delaware
Nephrology Medical Associates of Georgia, LLC	Georgia
Nephrology Practice Solutions, LLC	Delaware
New Bay Dialysis, LLC	Delaware
New Springs Dialysis, LLC	Delaware
Norbert Dialysis, LLC	Delaware
Norte Dialysis, LLC	Delaware
North Austin Dialysis, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Northeast Ohio Home Dialysis, LLC	Delaware
Oasis Dialysis, LLC	Delaware
Ogano Dialysis, LLC	Delaware
Ohio River Dialysis, LLC	Delaware
Okanogan Dialysis, LLC	Delaware
Olive Dialysis, LLC	Delaware
Orange Dialysis, LLC	California
Ordust Dialysis, LLC	Delaware
Osage Dialysis, LLC	Delaware
Owens Dialysis, LLC	Delaware
Owyhee Dialysis, LLC	Delaware
Palmetto Dialysis, LLC	Delaware
Palo Dialysis, LLC	Delaware
Palomar Dialysis, LLC	Delaware
Panther Dialysis, LLC	Delaware
Papello Dialysis, LLC	Delaware
Parker Dialysis, LLC	Delaware
Parkside Dialysis, LLC	Delaware
Patient Pathways, LLC	Delaware
Patuk Dialysis, LLC	Delaware
Peaks Dialysis, LLC	Delaware
Pearl Dialysis, LLC	Delaware
Pendster Dialysis, LLC	Delaware
Percha Dialysis, LLC	Delaware
Pershing Dialysis, LLC	Delaware
Pfeiffer Dialysis, LLC	Delaware
Philadelphia-Camden Integrated Kidney Care, LLC	Delaware
Physicians Choice Dialysis, LLC	Delaware
Physicians Dialysis Acquisitions, Inc.	Delaware
Physicians Dialysis of Lancaster, LLC	Pennsylvania
Physicians Dialysis Ventures, LLC	Delaware
Physicians Management, LLC	Delaware
Pible Dialysis, LLC	Delaware
Pine Dialysis, LLC	Delaware
Pinewoods Dialysis, LLC	Delaware
Pittsburgh Dialysis Partners, LLC	Delaware
Piute Dialysis, LLC	Delaware
Placid Dialysis, LLC	Delaware
Plaine Dialysis, LLC	Delaware
Platte Dialysis, LLC	Delaware
Pluribus Dialise - Benfica, S.A.	Portugal
Pluribus Dialise - Cascais, S.A.	Portugal
Pluribus Dialise - Sacavem, S.A.	Portugal
Pluribus Dialise, S.A.	Portugal

Name - Continued	Jurisdiction of Organization
Pobello Dialysis, LLC	Delaware
Poinsett Dialysis, LLC	Delaware
Pokagon Dialysis, LLC	Delaware
Portola Dialysis, LLC	Delaware
Primrose Dialysis, LLC	Delaware
Prineville Dialysis, LLC	Delaware
Prings Dialysis, LLC	Delaware
Pyramid Dialysis, LLC	Delaware
Ramsey Dialysis, LLC	Delaware
Randolph Dialysis, LLC	Delaware
Ravalli Dialysis, LLC	Delaware
Red Willow Dialysis, LLC	Delaware
Redcliff Dialysis, LLC	Delaware
Reef Dialysis, LLC	Delaware
Refuge Dialysis, LLC	Delaware
Renal Center of Beaumont, LLC	Delaware
Renal Center of Englewood, LLC	Delaware
Renal Center of Flower Mound, LLC	Delaware
Renal Center of Fort Dodge, LLC	Delaware
Renal Center of Lewisville, LLC	Delaware
Renal Center of Monroe, LLC	Delaware
Renal Center of Morristown, LLC	Delaware
Renal Center of Mountain Home, LLC	Delaware
Renal Center of Nederland, LLC	Delaware
Renal Center of Newton, LLC	Delaware
Renal Center of North Denton, L.L.L.P.	Delaware
Renal Center of Port Arthur, LLC	Delaware
Renal Center of Sewell, LLC	Delaware
Renal Center of Storm Lake, LLC	Delaware
Renal Center of the Hills, LLC	Delaware
Renal Center of Tyler, L.P.L.L.L.P.	Delaware
Renal Center of West Beaumont, LLC	Delaware
Renal Center of Westwood, LLC	Delaware
Renal Clinic Of Houston, LLC	Delaware
Renal Life Link, Inc.	Delaware
Renal Services (UK) Limited	United Kingdom
Renal Services Operations Limited	United Kingdom
Renal Services Trading Limited	United Kingdom
Renal Treatment Centers - California, Inc.	Delaware
Renal Treatment Centers - Illinois, Inc.	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	Delaware
Renal Treatment Centers - Northeast, Inc.	Delaware
Renal Treatment Centers - Southeast, LP	Delaware
Renal Treatment Centers - West, Inc.	Delaware

Name - Continued	Jurisdiction of Organization
Renal Treatment Centers, Inc.	Delaware
Renal Ventures Management, LLC	Delaware
RenalServ LLC	Delaware
Rend Dialysis, LLC	Delaware
Rhodes Dialysis, LLC	Delaware
Rickwood Dialysis, LLC	Delaware
Riddle Dialysis, LLC	Delaware
Rio Dialysis, LLC	Delaware
River Valley Dialysis, LLC	Delaware
RNA - DaVita Dialysis, LLC	Delaware
Rochester Dialysis Center, LLC	Delaware
Rocky Mountain Dialysis Services, LLC	Delaware
Rollins Dialysis, LLC	Delaware
Ronan Dialysis, LLC	Delaware
Roose Dialysis, LLC	Delaware
Rophets Dialysis, LLC	Delaware
Roushe Dialysis, LLC	Delaware
Routt Dialysis, LLC	Delaware
Royale Dialysis, LLC	Delaware
Rusk Dialysis, LLC	Delaware
Russell Dialysis, LLC	Delaware
RV Academy, LLC	Delaware
Saddleback Dialysis, LLC	Delaware
Sahara Dialysis, LLC	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Delaware
San Marcos Dialysis, LLC	Delaware
Sands Dialysis, LLC	Delaware
Santa Fe Springs Dialysis, LLC	Delaware
Santiam Dialysis, LLC	Delaware
Sapelo Dialysis, LLC	Delaware
Saunders Dialysis, LLC	Delaware
Seabay Dialysis, LLC	Delaware
Secour Dialysis, LLC	Delaware
Shadow Dialysis, LLC	Delaware
Shawano Dialysis, LLC	Delaware
Shayano Dialysis, LLC	Delaware
Shelby Dialysis, LLC	Delaware
Shelling Dialysis, LLC	Delaware
Sherman Dialysis, LLC	Delaware
Shetek Dialysis, LLC	Delaware
Shining Star Dialysis, Inc.	New Jersey
Shone Dialysis, LLC	Delaware
Shoshone Dialysis, LLC	Delaware
Siena Dialysis Center, LLC	Delaware

Name - Continued	Jurisdiction of Organization
Silverwood Dialysis, LLC	Delaware
Simeon Dialysis, LLC	Delaware
Skagit Dialysis, LLC	Delaware
Sloss Dialysis, LLC	Delaware
Soledad Dialysis Center, LLC	Delaware
Somerville Dialysis Center, LLC	Delaware
South Central Florida Dialysis Partners, LLC	Delaware
South Florida Integrated Kidney Care, LLC	Delaware
South Fork Dialysis, LLC	Delaware
South Shore Dialysis Center, L.P.	Delaware
Southcrest Dialysis, LLC	Delaware
Southern Hills Dialysis Center, LLC	Delaware
Southlake Dialysis, LLC	Delaware
Southwest Atlanta Dialysis Centers, LLC	Delaware
Southwest Rocky Mountain Dialysis, LLC	Delaware
Sprague Dialysis, LLC	Delaware
Springpond Dialysis, LLC	Delaware
St. Luke's Dialysis, LLC	Delaware
Star Dialysis, LLC	Delaware
Steam Dialysis, LLC	Delaware
Stevenson Dialysis, LLC	Delaware
Stewart Dialysis, LLC	Delaware
Stines Dialysis, LLC	Delaware
Storrie Dialysis, LLC	Delaware
Sugarloaf Dialysis, LLC	Delaware
Sula Dialysis, LLC	Delaware
Sun City Dialysis Center, L.L.C.	Delaware
Sun City West Dialysis Center, LLC	Delaware
Sunapee Dialysis, LLC	Delaware
Sunset Dialysis, LLC	Delaware
Talimena Dialysis, LLC	Delaware
Targhee Dialysis, LLC	Delaware
Tarley Dialysis, LLC	Delaware
Tenack Dialysis, LLC	Delaware
Tennessee Valley Dialysis Center, LLC	Delaware
Terbole Participações Societárias Ltda.	Brazil
Terre Dialysis, LLC	Delaware
The Woodlands Dialysis Center, LP	Delaware
Tortugas Dialysis, LLC	Delaware
Total Renal Care of North Carolina, LLC	Delaware
Total Renal Care Texas Limited Partnership	Delaware
Total Renal Care, Inc.	California

Name - Continued	Jurisdiction of Organization
Total Renal Laboratories, Inc.	Florida
Total Renal Research, Inc.	Delaware
Townsend Dialysis, LLC	Delaware
Transmountain Dialysis, L.P.	Delaware
TRC - Indiana, LLC	Indiana
TRC - Petersburg, LLC	Delaware
TRC El Paso Limited Partnership	Delaware
TRC of New York, Inc.	New York
TRC West, Inc.	Delaware
TRC-Georgetown Regional Dialysis, LLC	District Of Columbia
Tross Dialysis, LLC	Delaware
Tugman Dialysis, LLC	Delaware
Tumalo Dialysis, LLC	Delaware
Tunnel Dialysis, LLC	Delaware
Tustin Dialysis Center, LLC	Delaware
Twain Dialysis, LLC	Delaware
Tyler Dialysis, LLC	Delaware
Ukiah Dialysis, LLC	Delaware
Unicoi Dialysis, LLC	Delaware
University Dialysis Center, LLC	Delaware
Upper Valley Dialysis, L.P.	Delaware
USC-DaVita Dialysis Center, LLC	California
Valley Springs Dialysis, LLC	Delaware
Valmack Dialysis, LLC	Delaware
Vancile Dialysis, LLC	Delaware
Vancleer Dialysis, LLC	Delaware
Vanell Dialysis, LLC	Delaware
Victory Dialysis, LLC	Delaware
Vilander Dialysis, LLC	Delaware
VillageHealth DM, LLC	Delaware
Villanueva Dialysis, LLC	Delaware
Vively Health, LLC	Delaware
Vogel Dialysis, LLC	Delaware
Volo Dialysis, LLC	Delaware
Wahconah Dialysis, LLC	Delaware
Wakonda Dialysis, LLC	Delaware
Walker Dialysis, LLC	Delaware
Wallips Dialysis LLC	Delaware
Walton Dialysis, LLC	Delaware
Washburne Dialysis, LLC	Delaware
Wayside Dialysis, LLC	Delaware
Weldon Dialysis, LLC	California

Name - Continued	Jurisdiction of Organization
West Elk Grove Dialysis, LLC	Delaware
West Sacramento Dialysis, LLC	Delaware
Weston Dialysis Center, LLC	Delaware
Whitney Dialysis, LLC	Delaware
Wilder Dialysis, LLC	Delaware
Willowbrook Dialysis Center, L.P.	Delaware
Winds Dialysis, LLC	Delaware
Winster Dialysis, LLC	Delaware
Wood Dialysis, LLC	Delaware
Woodcrest Dialysis, LLC	Delaware
Woodford Dialysis, LLC	Delaware
Wyandotte Central Dialysis, LLC	Delaware
Yargol Dialysis, LLC	Delaware
Ybor City Dialysis, LLC	Delaware
Yucaipa Dialysis, LLC	Delaware
Zara Dialysis, LLC	Delaware
Zellier Dialysis, LLC	Delaware
Zephyrhills Dialysis Center, LLC	Delaware